                                                                    Exhibit 10.1

                      FIRST AMENDMENT TO CREDIT AGREEMENT

    This FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") dated as of June 1, 1995, is made among Robert Half International Inc., a Delaware corpora-tion (the "COMPANY"); each of the Banks that is a party to the Credit Agreement defined below (individually, a "BANK" and, collectively, the "BANKS"); NationsBank of North Carolina, N.A., as Administrative Agent for the Banks (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT"); and NationsBank of North Carolina, N.A., and Bank of America National Trust and Savings Association, each as Co-Agent and Co-Arranger (in such capacities, together with their successors in each such capacity, the "CO-AGENTS").

    WHEREAS, the Company, the Administrative Agent, the Co-Agents, and the Banks are parties to the Credit Agreement dated as of November 1, 1993 (the "CREDIT AGREEMENT"), pursuant to which the Banks have extended credit to the Company in an aggregate principal amount not exceeding $80,000,000 to finance the operations of the Company and its Subsidiaries, to refinance certain existing indebtedness of the Company and to enable certain acquisitions and capital expenditures by the Company, and for other purposes; and

    WHEREAS, the Company has requested that the Credit Agreement, as in effect on the date of this Amendment, be amended in the respects set forth below, and the Administrative Agent, the Co-Agents and the Banks are willing to accommodate the Company's request on the terms and conditions contained in this Amendment.

    NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

    1. DEFINED TERMS. Capitalized terms used but not defined in this Amendment shall have the meanings assigned to such terms in the Credit Agreement and the rules of interpretation set forth in Sections 1.02(a) and 1.04 of the Credit Agreement shall be applicable to this Amendment.

    2.  AMENDMENTS TO SECTION 1.01.

        (a) Section 1.01 of the Credit Agreement is hereby amended by deleting the definitions of "APPLICABLE COMMITMENT FEE PERCENTAGE", "APPLICABLE ISSUANCE FEE PERCENTAGE" and "APPLICABLE MARGIN" in their entirety and inserting in their respective places the following new definitions:

        "APPLICABLE COMMITMENT FEE PERCENTAGE" shall mean, with respect to each Bank's Commitment at any time, the rate equal to the percentages per annum set forth on the right in the table below when the Total Indebtedness to Cash Flow Ratio for the quarter immediately preceding the date of determination falls within the parameters listed on the left in the table below:


                                             APPLICABLE
 TOTAL INDEBTEDNESS TO CASH FLOW RATIO      FEE (% P.A.)
- ---------------------------------------     -------------
Below 1.25                                      0.175
Between 1.25 and 2.00 (including 1.25)          0.200
Between 2.00 and 2.75 (including 2.00)          0.250
Between 2.75 and 3.50 (including 2.75)          0.300
Above and including 3.50                        0.350

        "APPLICABLE ISSUANCE FEE PERCENTAGE" shall mean, with respect to each Letter of Credit at any time, the rate equal to the percentage per annum set forth on the right in the table below when the Total Indebtedness to Cash Flow Ratio for the quarter immediately preceding the date of determination falls within the parameters listed on the left in the table below:


                                             APPLICABLE
 TOTAL INDEBTEDNESS TO CASH FLOW RATIO      FEE (% P.A.)
- ---------------------------------------     -------------
Below 1.25                                      0.60
Between 1.25 and 2.00 (including 1.25)          0.90
Between 2.00 and 2.75 (including 2.00)          1.20
Between 2.75 and 3.50 (including 2.75)          1.50
Above and including 3.50                        1.75

        "APPLICABLE MARGIN" shall mean, with respect to each Eurodollar Loan at any time, the percentages per annum set forth on the right in the table below when the Total Indebtedness to Cash Flow Ratio for the quarter immediately preceding the date of determination falls within the parameters listed on the left in the table below:


                                              APPLICABLE
 TOTAL INDEBTEDNESS TO CASH FLOW RATIO      MARGIN (% P.A.)
- ---------------------------------------     ---------------
Below 1.25                                      0.60
Between 1.25 and 2.00 (including 1.25)          0.90
Between 2.00 and 2.75 (including 2.00)          1.20
Between 2.75 and 3.50 (including 2.75)          1.50
Above and including 3.50                        1.75

    (b) The definition of the term "TERMINATION DATE" contained in Section 1.01 of the Credit Agreement is hereby amended by deleting the date "August 31, 2000" contained in line 1 of such definition and substituting in lieu thereof the date "August 31, 2001".

    3.  AMENDMENT TO SECTION 2.04.   Section 2.04(b) of the Credit Agreement  is
hereby amended by deleting the table set forth in such section and substituting in lieu thereof the following table:

         (A)                    (B)
                        COMMITMENTS REDUCED
COMMITMENT REDUCTION     TO THE FOLLOWING
        DATE                AMOUNTS ($)
- ---------------------  ---------------------
January 31, 1996           $  77,500,000
August 31, 1996            $  75,000,000
January 31, 1997           $  67,500,000
August 31, 1997            $  60,000,000
January 31, 1998           $  52,500,000
August 31, 1998            $  45,000,000
January 31, 1999           $  37,500,000
August 31, 1999            $  30,000,000
January 31, 2000           $  22,500,000
August 31, 2000            $  15,000,000
January 31, 2001           $   7,500,000
August 31, 2001            $           0

    4.  AMENDMENTS TO SECTION 8.20.

    (a) Section 8.20 of the Credit Agreement is hereby amended by deleting the amount "$4,000,000" contained in line 3 of such section and substituting in lieu thereof the amount "$5,000,000".

    (b) Section 8.20 of the Credit Agreement is further amended by deleting the amount "5,000,000" contained in line 9 of such section and substituting in lieu thereof the amount "$8,000,000".

    5.   COMPANY'S REPRESENTATIONS  AND WARRANTIES.   The Company represents and
warrants to the Administrative Agent, the Co-Agents, the Issuing Bank and the Banks that:

        (a) the representations and warranties made by the Company in the Credit Agreement and by each Obligor in each of the other Basic Documents to which it is a party were true and correct when made;

        (b) the representations and warranties made by the Company in Section 7 of the Credit Agreement and by each Obligor in each of the other Basic Documents to which it is a party are true and correct as of the date of effectiveness of this Amendment as if made on such date (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date), except that, solely for the purpose of this Section 5(b), (i) the representations and warranties made by the Company in Section 7.02 of the Credit Agreement shall be deemed to be made with respect to the most recent audited and unaudited financial statements delivered by the Company pursuant to Section 8.01 of the Credit Agreement, and (ii) all references in Section 7 of the Credit Agreement to Schedule(s) I, III, V and VI to the Credit Agreement shall be deemed to refer to the updated schedules attached as Schedule(s) I, III, V and VI to this Amendment;

        (c) upon the date of effectiveness of this Amendment no Default under the Credit Agreement has occurred and is continuing;

        (d) this Amendment constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability; and

        (e) none of the execution and delivery by the Company of this Amendment, the execution and delivery by each Guarantor of each Confirmation of Guarantee referred to in Section 6(b) of this Amendment, the execution and delivery by each Pledgor of each Confirmation of Pledge Agreement referred to in Section 6(c) of this Amendment, the consummation of the transactions contemplated by this Amendment, nor compliance with the terms of the Basic Documents (as so amended and so confirmed), (A) does or will (i) conflict with, violate any provision of, or require any consent under, the charter or by-laws of the Company or any Active Subsidiary, (ii) violate any applicable Governmental Rule or conflict with, result in a breach of, require any consent under or constitute a default under any agreement or instrument (other than the Basic Documents) to which the Company or any Active Subsidiary is a party or by which any of them or any of their Property is bound or to which any of them is subject, (iii) constitute a default under, or result in the acceleration or mandatory prepayment of, any indebtedness evidenced by or termination of any such agreement or instrument, or (iv) result in the creation or imposition of any Lien upon any Property of the Company or any Active Subsidiary pursuant to the terms of any such agreement or instrument, in each case which violation, conflict, breach, default, Lien or failure to obtain consent would have a Material Adverse Effect or (B) does or will result in a breach of or constitute a default under the Credit Agreement or any other Basic Document.

    6. CONDITIONS TO EFFECTIVENESS. This Amendment shall be and become effective upon the execution and delivery by the parties of this Amendment and receipt by the Administrative Agent of the following documents, each of which shall be satisfactory to the Administrative Agent (and to the extent specified below, to each Bank) in form and substance:

        (a) CERTIFICATES. A Secretary's Certificate of the Company substantially in the form attached to this Amendment as Exhibit A-1; and a Secretary's Certificate of each Guarantor and each Pledgor substantially in the form attached to this Amendment as Exhibit A-2;

        (b) CONFIRMATION OF GUARANTEE AGREEMENTS. A confirmation duly executed by each Guarantor that each Guarantee Agreement, as appropriate, remains in effect notwithstanding the execution, delivery and performance of this Amendment by the parties hereto, substantially in the form attached to this Amendment as Exhibit B;

        (c) CONFIRMATION OF PLEDGE AGREEMENTS. A confirmation duly executed by each Pledgor that each Pledge Agreement, as appropriate, remains in effect notwithstanding the execution, delivery and performance of this Amendment by the parties hereto, substantially in the form attached to this Amendment as Exhibit C;

        (d) OPINION OF COUNSEL TO THE OBLIGORS. An opinion, dated the Closing Date, of O'Melveny & Myers, counsel to the Obligors, in substantially the form attached to this Amendment as Exhibit D and covering such other matters as the Administrative Agent or any Bank may reasonably request (and the Company, for itself and on behalf of each Obligor, hereby instructs such counsel to deliver such opinion to the Banks and the Administrative Agent).

        (e) OTHER DOCUMENTS. Such other documents as the Administrative Agent or any Bank or counsel to any Bank may reasonably request.

    7.  REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT.

        (a) Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

        (b) This Amendment shall be construed as one with the Credit Agreement, and the Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

    8. ENTIRE AGREEMENT. This Amendment, together with the Credit Agreement and the other Basic Documents, and the documents referred to herein or therein or executed in connection herewith or therewith supersede all prior or agreements and understandings, written or oral, among the parties with respect to the subject matter of this Amendment. No party shall have any duties or responsibilities except those expressly set forth in the Basic Documents (as from time to time amended, including by this Amendment).

    9. EXPENSES, ETC. Without limiting any provision of the Credit Agreement, the Company agrees to pay or reimburse each of the Banks and the Administrative Agent for (a) all reasonable out-of-pocket costs and expenses of the Administrative Agent (including the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, counsel to the Banks), and reasonable costs and expenses of inside counsel to BofA, in connection with the negotiation, preparation, execution and delivery of this Amendment and (b) all other costs and expenses for which the Banks and the Administrative Agent are entitled to be reimbursed pursuant to Section 11.03 of the Credit Agreement.

    10. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of its parties and their respective successors and permitted assigns.

    11. SEVERABILITY. Any provisions of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

    12.    CAPTIONS.    The  captions and  section  headings  appearing  in this
Amendment are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment.

    13. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties to this Amendment may execute this Amendment by signing any such counterpart.

    14. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF CALIFORNIA; PROVIDED THAT THE ADMINISTRATIVE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW. THE COMPANY HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA AND OF ANY CALIFORNIA STATE COURT SITTING IN SAN FRANCISCO, CALIFORNIA, FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OF THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

    IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                          ROBERT HALF INTERNATIONAL INC.

                                          By: /s/ M. Keith Waddell
                                              -------------------------------
                                              Title:

                                          BANKS:

                                          NATIONSBANK OF NORTH CAROLINA, N.A.

                                          By: /s/ Brooke Bauer Berg
                                              -------------------------------
                                              Title: Vice President

                                          BANK OF AMERICA NATIONAL TRUST AND
                                          SAVINGS ASSOCIATION

                                          By: /s/ Cathleen Stark
                                              -------------------------------
                                              Title: Vice President

                                          UNION BANK

                                          By: /s/ B.T. Madigan
                                              -------------------------------
                                              Title: Vice President

                                          NATIONSBANK OF NORTH CAROLINA, N.A.,
                                          as Administrative Agent

                                          By: /s/ Brooke Berg
                                              -------------------------------
                                              Title: Vice President

                                            Address for Notices to
                                            NationsBank of North Carolina,
                                            N.A., as Administrative Agent:

                                          101 S. Tryon Street
                                          6th Floor
                                          Charlotte, North Carolina 28255
                                          Ref:  Robert Half International Inc.
                                          Attention:  Mollie Canup

                                          Telecopier No.:    (704) 386-8694
                                          Telecopier No.:    (704) 386-9923
                                          Telephone No.:     (704) 386-1316

                                          With a copy to:

                                          444 South Flower Street
                                          Suite 1500
                                          Los Angeles, California 90071-2901
                                          Attention: Mr. Scott LaRue

                                          Telecopier No.:    (213) 624-5815
                                          Telephone No.:     (213) 624-3916

                                          NATIONSBANK OF NORTH CAROLINA, N.A.,
                                          as Co-Agent and Co-Arranger

                                          By: /s/ Brooke Berg
                                              -------------------------------
                                              Title: Vice President

                                          BANK OF AMERICA NATIONAL TRUST AND
                                          SAVINGS ASSOCIATION, as Co-Agent and
                                          Co-Arranger

                                          By: /s/ Cathleen Stark
                                              -------------------------------
                                              Title: Vice President